UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 15, 2022
Date of Report (Date of earliest event reported)

URANIUM ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33706	98-0399476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 West Georgia Street, Suite 1830 Vancouver, British Columbia	V6E 2Y3
(Address of principal executive offices)	(Zip Code)

(604) 682-9775
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	UEC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
__________

Item 7.01         Regulation FD Disclosure

On September 15, 2022, Uranium Energy Corp. (the “Company” or “UEC”) issued a news release to announce that it had filed a Technical Report Summary (“TRS”) on EDGAR disclosing mineral resources for the Company’s Wyoming ISR Hub and Spoke Project (the “Project”).

Background:

●	As a U.S. domestic and domiciled company, UEC is now reporting all mineral resources in accordance with Item 1302 of Regulation S-K (“S-K 1300”);

●
S-K 1300 was adopted by the Securities and Exchange Commission (the “SEC”) to modernize mineral property disclosure requirements for mining registrants and to align U.S. disclosure requirements more closely for mineral properties with current industry and global regulatory standards; and

●
The mineral resource estimates set forth in this TRS for Charlie, Clarkson Hill, Nine Mile and Red Rim have not previously been reported under the S-K 1300 format. The remaining resources were reported on April 5, 2022.

The TRS was prepared under S-K 1300 and was filed on September 14, 2022 with the SEC through EDGAR on Form 8-K and is also available on SEDAR as a “Material Document” filed on September 14, 2022. The TRS was prepared on behalf of the Company by WWC Engineering, of Sheridan, Wyoming.

Amir Adnani, President and CEO, stated: “UEC’s Wyoming Hub and Spoke Platform holds the largest resource base of fully permitted In-Situ Recovery (“ISR”) projects in the United States.  Today’s resource report is the culmination of multiple acquisitions we’ve successfully completed since 2017 to fulfill a strategic objective of U.S. uranium leadership. Wyoming is an integral component of the overall strategy as a proven mining-friendly jurisdiction with over 230 million pounds of historic production and containing the largest in-situ recovery amenable uranium deposits in the Western Hemisphere.  UEC’s ~66M pounds of measured and indicated resources and the ~15M pounds of inferred resources outlined in the TRS filing represent one of the largest S-K 1300 resource summaries completed and filed to date. These considerable permitted Wyoming resources, coupled with our Texas permitted projects, positions UEC to lead the resurgence of U.S. uranium production.  At a time of unprecedented geopolitical events and risks, fully permitted and low-cost ISR projects in the United States will be critical to reducing dependency on Russia while strengthening national and energy security interests of America.”

About the Wyoming Asset Hub and Spoke In-Situ Recovery Project

The Project consists of 12 Project areas as shown below.

Wyoming ISR Hub and Spoke Project Areas

Project Area	County	Structural Basin
Allemand-Ross	Converse	Powder River
Barge	Converse	Powder River
Charlie	Johnson	Powder River
Christensen Ranch	Johnson/Campbell	Powder River
Clarkson Hill	Natrona	Wind River
Irigaray	Johnson	Powder River
Jab/West Jab	Sweetwater/Fremont	Greater Green River
Ludeman	Converse	Powder River
Moore Ranch	Campbell	Powder River
Nine Mile	Natrona	Powder River
Red Rim	Carbon	Greater Green River
Reno Creek	Campbell	Powder River

Christensen Ranch and Irigaray (Willow Creek): The Willow Creek area is comprised of the Irigaray and Christensen Ranch Projects. Christensen Ranch is currently under care and maintenance by the Company and Irigaray is operating in a toll processing capacity. The Project is located in the PRB in Campbell and Johnson Counties. The Irigaray Central Processing Plant is the hub of the Project and is fully licensed, as is the Christensen Ranch satellite plant.

Moore Ranch: The Moore Ranch Project is fully permitted and was previously developed by Conoco in the early 1980s. The Project is located in the PRB in Campbell County.

Reno Creek: The Reno Creek Project is fully permitted and was primarily developed by Rocky Mountain Energy in the 1980s. The project is located in the PRB in Campbell County. See the Company’s release dated February 9, 2022.

Ludeman: The Ludeman Project is fully permitted, is located in the South Powder River Basin (“SPRB”) in Converse County, and is comprised of the former Leuenberger, North Platte and Peterson projects developed in the late 1970’s by various other operators. Two ISR pilot plant operations were previously carried out at the Leuenberger and North Platte properties. Most of the Project area was held by Power Resources (Cameco) until 2003, after which Energy Metals (precursor to U1A) acquired the properties.

Allemand – Ross: The Allemand-Ross Project is located in Converse County within the SPRB. The Project was originally drilled and developed by Conoco beginning in the late 1960s. The mineralized trends are northerly extensions of those at Cameco’s Smith Ranch/Highland Uranium Project.

Barge: The Barge Project is located in Converse County in the SPRB. It is near the site of the former Bear Creek Uranium Mine operated by Rocky Mountain Energy in the 1970s and 80s. The majority of the mineralization is within deeper trends not developed previously.

Jab/West Jab: The Jab Project is located in the Greater Green River Basin (“GGRB”) in Sweetwater County. The Project area was extensively explored during the 1970s through the mid-1980s with the principal exploratory work and drilling completed by Union Carbide Corporation and Western Nuclear Corporation. In 2006 and 2007, U1A conducted exploratory and verification drilling on portions of the Project.

Charlie: The Charlie Project is a state mineral lease that is 90% surrounded by UEC’s Christensen Ranch permit and wellfield operations.  The Charlie Project ore body is well defined and is a continuation of UEC’s ore body located between Mine Unit 8 and Mine Unit 10 at Christensen Ranch.  A Wyoming Department of Environmental Quality Permit to Mine exists for the Charlie Project which UEC intends to update to current standards for ISR mining and incorporate the Project as two additional Mine Units of the Christensen Ranch Project.

Clarkson Hill: Clarkson Hill is located on the southern edge of the Wind River Basin, 26 miles from Casper in Natrona County. Roll-front type uranium mineralization was discovered at Clarkson Hill during the 1950s, but the property was more extensively explored from the 1970s through the mid-80s. Most of this work was completed by Minerals Exploration Company, a subsidiary of Union Oil.

Nine Mile: The Nine Mile Project is located in the southwestern portion of the PRB just north of Casper. Uranium mineralization exists in typical Wyoming roll front systems within sandstones of the upper Cretaceous Teapot Sandstone of the Mesa Verde formation. The property was previously developed by Rocky Mountain Energy in the late 70s through the early 80s and was ISR pilot tested at that time. Energy Metals initiated delineation drilling in Wyoming on this property in September 2006.

Red Rim: The Red Rim Project was formerly developed by Union Carbide, Wold Uranium and Union Pacific Minerals. Mineralization is in the Tertiary Fort Union formation within the GGRB. Three Fort Union sandstone zones host roll front mineralization and the strike is projected at up to fifteen miles.

The following map shows the location of these projects within the Wyoming Project area.

Black Hills
Sheridan
Powder River Basin
Gillette
90
Bighorn Basin
IRIGARAY CPP
Charlie
Pumpkin Creek
Niles Ranch
Table Mountain
Christensen Ranch
Reno Creek
South Reno
Jackson Hole
Collins Draw
Taylor Ranch
Moore Ranch
Ross Flat
Pine Ridge
Allemand-Ross
Barge
Wind River Basin
25
South Pine Ridge
Riverton
Crossroads
Ludeman
Nine Mile
Casper
Gas Hills
West Beaver Rim
Douglas
Sand Creek
Clarkson Hill
Horse Creek
Crook's Mountain
West Crook's Creek
Shirley Basin
East Shirley Basin
Cyclone Rim
JAB
Crooks Creek
Central Shirley Basin
Twin Buttes
Antelope
Mule Creek
West Sweetwater
Bull Springs
Stewart Creek
Hanna Basin
Great Divide Basin
Rawlins
Rock Springs
80
Red Rim
Laramie Basin
0 10 20 40 Miles
Legend
Irigaray Processing Plant
UEC Permitted Project
UEC Project
Anfield Acquisitions
N

Resource Disclosure

Mineral resources were estimated separately for each of the Project areas. The results of the estimation of measured and indicated mineral resources for the Project are reported in Table 1 and inferred mineral resources are reported in Table 2.

Table 1 - Project Area Measured and Indicated Resources Summary

Mineral Resource	GT Cutoff	Average Grade % eU3O8	Ore Tons (000s)	eU3O8 (lbs)
Allemand-Ross
Measured	0.25	0.085	246	417,000
Indicated	0.25	0.066	32	42,400
Total Measured and Indicated	0.25	0.083	278	459,400
Barge
Measured	N/A	N/A	0	0
Indicated	0.25	0.051	4,301	4,361,000
Total Measured and Indicated	0.25	0.051	4,301	4,361,000
Charlie
Measured	N/A	N/A	0	0
Indicated	0.2	0.123	1,255	3,100,000
Total Measured and Indicated	0.2	0.123	1,255	3,100,000
Christensen Ranch
Measured	N/A	N/A	0	0
Indicated	0.25	0.073	6,555	9,596,000
Total Measured and Indicated	0.25	0.073	6,555	9,596,000
Clarkson Hill
Measured	N/A	N/A	0	0
Indicated	N/A	N/A	0	0
Total Measured and Indicated	N/A	N/A	0	0
Irigaray
Measured	N/A	N/A	0	0
Indicated	0.25	0.076	3,881	5,899,000
Total Measured and Indicated	0.25	0.076	3,881	5,899,000
Jab/West Jab
Measured	0.25	0.072	1,621	2,335,000
Indicated	0.25	0.077	253	392,000
Total Measured and Indicated	0.25	0.073	1,874	2,727,000
Ludeman
Measured	0.25	0.094	2,674	5,016,900
Indicated	0.25	0.088	2,660	4,696,900
Total Measured and Indicated	0.25	0.091	5,334	9,713,800

Table 1 - Project Area Measured and Indicated Resources Summary (Continued)

Mineral Resource	GT Cutoff	Average Grade % eU3O8	Ore Tons (000s)	eU3O8 (lbs)
Moore Ranch
Measured	0.3	0.06	2,675	3,210,000
Indicated	N/A	N/A	0	0
Total Measured and Indicated	0.3	0.06	2,675	3,210,000
Nine Mile
Measured	N/A	N/A	0	0
Indicated	N/A	N/A	0	0
Total Measured and Indicated	N/A	N/A	0	0
Red Rim
Measured	N/A	N/A	0	0
Indicated	0.25	0.17	337	1,142,000
Total Measured and Indicated	0.25	0.17	337	1,142,000
Reno Creek
Measured	0.2	0.043	14,990	12,920,000
Indicated	0.2	0.039	16,980	13,070,000
Total Measured and Indicated	0.2	0.041	31,970	25,990,000
Project Totals
Measured			22,206	23,898,900
Indicated			36,254	42,299,300
Total Measured and Indicated			58,460	66,198,200

Notes:
1.	Sum of measured and indicated tons and pounds may not add up to the reported total due to rounding.
2.	Measured and indicated mineral resources as defined in 17 CFR § 229.1300.
3.	Resources are reported as of December 31, 2021.
4.	All reported resources occur below the static water table.
5.	The point of reference for mineral resources is in-situ at the Project.
6.	Mineral resources that are not mineral reserves do not have demonstrated economic viability.

Table 2: - Project Area Inferred Resources Summary

Mineral Resource	GT Cutoff	Average Grade % eU3O8	Ore Tons (000s)	eU3O8 (lbs)
Allemand-Ross
Inferred	0.25	0.098	1,275	2,496,000
Barge
Inferred	N/A	N/A	0	0
Charlie
Inferred	0.2	0.12	411	988,000
Christensen Ranch
Inferred	N/A	N/A	0	0
Clarkson Hill
Inferred	0.2	0.058	957	1,113,000
Irigaray
Inferred	0.25	0.068	104	141,000
Jab/West Jab
Inferred	0.25	0.06	1,402	1,677,000
Ludeman
Inferred	0.25	0.073	866	1,258,000
Moore Ranch
Inferred	0.3	0.047	46	43,700
Nine Mile Lake
Inferred	0.25	0.036	3,405	4,308,000
Red Rim
Inferred	0.25	0.163	473	1,539,000
Reno Creek
Inferred	0.2	0.039	1,920	1,490,000
Project Inferred Totals
Inferred			10,859	15,053,700

Notes
1.	Sum of inferred tons and pounds may not add up to the reported total due to rounding.
2.	Inferred mineral resources as defined in 17 CFR § 229.1300.
3.	Resources are reported as of December 31, 2021.
4.	All reported inferred resources except Jab/West Jab occur below the static water table. The inferred resources at Jab/West Jab occur above the water table and may not be amenable to ISR.
5.	The point of reference for mineral resources is in-situ at the Project.
6.	Mineral resources that are not mineral reserves do not have demonstrated economic viability.

Summary capital and operating cost estimates are not included with the TRS since the Company is reporting the results of an initial assessment.

The technical information in this news release has been reviewed by WWC Engineering, a consultant to the Company, and by Dayton A. Lewis, P.G., Vice President Resource Development – Wyoming, for the Company, being a qualified third party firm and a Qualified Person under Item 1302 of Regulation S-K.

A copy of the news release is attached as Exhibit 99.1 hereto.

Item 9.01        Financial Statements and Exhibits

(a)                   Financial Statements of Business Acquired

Not applicable.

(b)                   Pro forma Financial Information

Not applicable.

(c)                    Shell Company Transaction

Not applicable.

(d)                   Exhibits

Exhibit	Description

99.1	News Release dated September 15, 2022.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: September 15, 2022.	URANIUM ENERGY CORP. By: /s/ Pat Obara Pat Obara, Secretary and Chief Financial Officer
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